BPV Family of Funds

BPV Core Diversification Fund (BPVDX)
BPV Wealth Preservation Fund (BPVPX)

Supplement to the Prospectus and
Statement of Additional Information
Dated April 9, 2012

This Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated October 5, 2011, for the BPV Core Diversification Fund (the “Core Diversification Fund”) and the BPV Wealth Preservation Fund (the “Wealth Preservation Fund”, and collectively, the “Funds”), which are all of the series of BPV Family of Funds (the “Trust”), updates the Prospectus and the SAI as described below.  For further information, please contact the Trust toll-free at 855-784-2399.  You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to BPV Family of Funds, P.O. Box 3107, Denver, CO, 80201, or by calling the Trust toll-free at the number above.

The following changes are made to the Prospectus and/or SAI, as applicable:

•
Effective March 29, 2012, the investment adviser to the Funds changed its name to BPV Capital Management, LLC. Accordingly, all references in the Prospectus and the SAI to BPV Wealth Management, LLC are hereby changed to BPV Capital Management, LLC.

•
The term “within the three fiscal years following the year”, as it occurs in the second sentence of footnote 2 to each of the tables captioned “Annual Fund Operating Expenses” on pages 1 and 5 of the Prospectus, is replaced with the term “within the three twelve month periods following the twelve month period” in order to make the description of the respective Fund’s expense limitation agreement therein consistent with the terms of the expense limitation agreement and the description of the same in the SAI.

Investors Should Retain This Supplement for Future Reference